SGI PEAK GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2022 (UNAUDITED)
	NUMBER
EXCHANGE-TRADED FUNDS - 23.4%	OF SHARES	VALUE
Exchange-Traded Funds — 23.4%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	6,043	$104,060
Invesco QQQ Trust Series 1	131	38,430
Invesco S&P 500 Low Volatility ETF	1,250	81,413
iShares 5-10 Year Investment Grade Corporate Bond ETF	930	46,519
iShares Core MSCI EAFE ETF	7,100	447,655
iShares Core MSCI Emerging Markets ETF	7,429	360,752
iShares Core S&P Small-Cap ETF	1,667	169,767
iShares Core U.S. Aggregate Bond ETF	1,657	162,867
iShares Edge MSCI Min Vol USA ETF	1,100	82,786
iShares Gold Trust *	1,260	42,336
iShares MSCI USA Small-Cap Min Vol Factor ETF	2,231	80,740
iShares TIPS Bond ETF	630	68,254
PGIM Ultra Short Bond ETF	3,887	191,163
Schwab US Dividend Equity ETF	720	56,830
SPDR Portfolio Long Term Treasury ETF	1,211	36,148
SPDR Portfolio S&P 500 ETF	2,339	112,038
Vanguard S&P 500 ETF	2,988	1,118,976
		3,200,734
TOTAL EXCHANGE-TRADED FUNDS
(Cost $3,138,567)		3,200,734
MUTUAL FUNDS - 76.2%
Mutual Funds — 76.2%
SGI Global Equity Fund, Class I (a)	120,565	4,181,178
SGI Small Cap Core Fund, Class I (a)	108,468	2,868,974
SGI US Large Cap Equity Fund, Class I (a)	132,773	2,531,986
SGI US Small Cap Equity Fund, Class I (a)	68,964	822,738
		10,404,876
TOTAL MUTUAL FUNDS
(Cost $10,232,963)		10,404,876
SHORT-TERM INVESTMENTS - 2.0%
U.S. Bank Money Market Deposit Account, 3.50%(b)	270,984	270,984
TOTAL SHORT-TERM INVESTMENTS
(Cost $270,984)		270,984
TOTAL INVESTMENTS - 101.6%
(Cost $13,642,514)		13,876,594
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.6)%		(218,819)
NET ASSETS - 100.0%		$13,657,775

*	Non-income producing security
(a)	Affliated Company.
(b)	The rate shown is as of November 30, 2022.
ETF	Exchange-Traded Funds
The accompanying notes are an integral part of the portfolio of investments.

SGI PEAK GROWTH FUND
NOTES TO THE PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2022 (UNAUDITED)

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.

• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Prices are determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2022, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
SGI PEAK GROWTH FUND
Exchange Traded-Funds	$3,200,734	$3,200,734	$-	$-
Mutual Funds	10,404,876	10,404,876	-	-
Short-Term Investments	270,984	270,984	-	-
Total Investments*	$13,876,594	$13,876,594	$-	$-

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only if the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 purchases, sales, or transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.